                                                                    EXHIBIT 10.9

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--------------------------------------------------------------------------------











                                 UROGEN CORP.

                     -------------------------------------

                      Note and Warrant Purchase Agreement

                     -------------------------------------


                                 July 8, 1998











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

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
ARTICLE I - Purchase of Notes and Warrants ..............................  1
     1.1  Notes .........................................................  1
     1.2  Warrants ......................................................  1
     1.3  Allocation of Purchase Price ..................................  1
     1.4  Obligations of Investors ......................................  1

ARTICLE II - Closing and Delivery .......................................  2
     2.1  Place and Date of Closing .....................................  2
     2.2  Subsequent Closings ...........................................  2
     2.3  Delivery ......................................................  2

ARTICLE III - Representations and Warranties of the Company .............  2
     3.1  Organization and Standing .....................................  2
     3.2  Corporate Power ...............................................  2
     3.3  Authorization .................................................  3
     3.4  Capitalization ................................................  3
     3.5  Validity of Securities; Reservation of Shares .................  4
     3.6  Governmental Consent, etc. ....................................  4
     3.7  SEC Documents; Parent Financial Statements ....................  4
     3.8  No Material Adverse Change ....................................  5
     3.9  Litigation ....................................................  5

ARTICLE IV - Representations and Warranties of the Investors ............  5
     4.1  Authorization .................................................  5
     4.2  Experience/Risk ...............................................  5
     4.3  Investment ....................................................  6
     4.4  Restricted Securities .........................................  6
     4.5  Limited Public Market .........................................  6
     4.6  Access to Data ................................................  6
     4.7  Accredited Investor Status ....................................  6
     4.8  Government Consents ...........................................  6
     4.9  Legends .......................................................  6

ARTICLE V - Transfer Restrictions; Rights as Stockholder ................  7
     5.1  Restrictions on Transfer ......................................  7
     5.2  No Rights or Liability as a Stockholder .......................  8

ARTICLE VI - Registration Rights ........................................  8
     6.1  Registrable Securities ......................................... 8
     6.2  Registration ..................................................  8
     6.3  Company Obligations ...........................................  8
     6.4  Underwriting ..................................................  9

                              TABLE OF CONTENTS
                                  (continued)

                                                                         Page
                                                                         ----
     6.5  Selling Procedures ............................................  10
     6.6  Expenses ......................................................  11
     6.7  Indemnification ...............................................  11

ARTICLE VII - Miscellaneous .............................................  12
     7.1  Waivers and Amendments ........................................  12
     7.2  Governing Law .................................................  12
     7.3  Survival ......................................................  12
     7.4. Successors and Assigns ........................................  12
     7.5  Entire Agreement ..............................................  12
     7.6  Severability ..................................................  12
     7.7  California Corporate Securities Law ............................ 13
     7.8  Titles and Subtitles ..........................................  13
     7.9  Delays or Omissions ...........................................  13
     7.10 Notices .......................................................  13
     7.11 Counterparts ..................................................  13

EXHIBITS

   A   Schedule of Investors
   B   Form of Convertible Promissory Note
   C   Form of Warrant
   D   Schedule of Exceptions

                                 UROGEN CORP.

                      NOTE AND WARRANT PURCHASE AGREEMENT

     THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of July 8, 1998 by and among Urogen Corp., a Delaware corporation (the "Company"), with its principal office at 10835 Altman Row, Suite A, San Diego, California 92121 and the investors whose names appear on the Schedule of Investors attached hereto as Exhibit A (the "Investors").
          ---------

                                   ARTICLE I

                        Purchase of Notes and Warrants

     1.1  Notes. Subject to the terms and conditions hereof, the Company will
          -----
issue and sell to the Investors, and the Investors will each purchase from the Company, subordinated unsecured convertible promissory notes in substantially the form attached hereto as Exhibit B (each, a "Note," and collectively, the
                            ---------
"Notes") ia the principal amount set forth opposite each Investor's name on the Schedule of Investors. Each Note shall be convertible into shares of Company's Common Stock (such shares, the "Conversion Shares") on the terms set forth therein.

     1.2  Warrants. In consideration of the Investors purchasing the Notes,
          --------
subject to the terms and conditions hereof, the Company will issue to each Investor, and each Investor will acquire, severally and not jointly, from the Company, a warrant or warrants in substantially the form attached hereto as Exhibit C (each, a "Warrant," and collectively, the "Warrants") exercisable for
---------
that number of shares of the Company's Common Stock (such shares, the "Warrant Shares") set forth opposite such Investor's name on the Schedule of Investors.

     1.3  Allocation of Purchase Price. The purchase price payable by each
          ----------------------------
Investor for the Note and Warrant to be purchased hereunder (the "Purchase Price") shall be equal to the principal amount of the Note set forth opposite such Investor's name on the Schedule of Purchasers. The Purchase Price paid by each Investor shall be allocated as follows: (i) ninety-nine percent (99%) of the Purchase Price shall be allocated to the Note received by such Investor, and
(ii) one percent (1%) of the Purchase Price shall be allocated to the Warrant received by such Investor.

     1.4  Obligations of Investors. The obligations of the Investors hereunder
          ------------------------
are several and not joint.

                                  ARTICLE II

                             Closing and Delivery

     2.1  Place and Date of Closing. The initial closing of the transactions
          -------------------------
provided for herein (the "Closing") will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 at 10:00 a.m. on July 8, 1998 (the "Closing Date") or at such other time and place as the parties shall mutually agree.

     2.2  Subsequent Closings. The Company may, at its option, schedule
          -------------------
additional closings (the "Additional Closings") after the first Closing has been completed on such date or dates as the Company may determine, but not later than July 30, 1998. The date of each Additional Closing is hereinafter referred to as an "Additional Closing Date." The first Closing and each Additional Closing are sometimes referred to herein individually as a "Closing" and the first Closing Date and each Additional Closing Date are sometimes referred to herein individually as a "Closing Date." At each Additional Closing, the Company shall prepare a revised Schedule of Investors to include any additional Investors, and each such additional Investor shall execute a signature page to this Agreement.

     2.3  Delivery. At the Closing, the Company will deliver to each Investor
          --------
(i) a Note in the principal amount set forth opposite such Investor's name on the Schedule of Investors and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Investor's name on the Schedule of Investors. Each Investor shall deliver to the Company the principal amount set forth opposite such Investor's name on the Schedule of Investors by check or by wire transfer.

                                  ARTICLE III

                 Representations and Warranties of the Company

     The Company hereby represents and warrants to each Investor as follows:

     3.1  Organization and Standing. The Company is a corporation duly organized
          -------------------------
and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

     3.2  Corporate Power. The Company will have at the Closing all requisite
          ---------------
legal and corporate power to execute and deliver this Agreement, to issue the Notes, the Warrants, the Conversion Shares and the Warrant Shares and to carry out and perform its obligations under the terms of this Agreement.

     3.3  Authorization. All corporate action on the part of the Company, its
          -------------
officers, directors and stockholders that is necessary for the authorization, execution and delivery of this Agreement by the Company, for the performance of the Company's obligations hereunder, and for the authorization, issuance and delivery of the Notes, the Warrants, the Conversion Shares and the Warrant Shares, has been taken or will be taken prior to the Closing. This Agreement, the Notes and the Warrants, when executed and delivered, shall constitute the legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies, and bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

     3.4  Capitalization. As of the date hereof, the authorized capital stock of
          --------------
the Company consists of 40,000,000 shares of common stock ("Common Stock"), of which 7,537,319 shares will be issued and outstanding immediately prior to the first Closing, and 5,000,000 shares of preferred stock ("Preferred Stock'), of which no shares are issued. All such issued and outstanding shares of Common Stock have been duly authorized, validly issued and fully paid and non-assessable and have been issued in accordance with the registration and qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and relevant state securities laws, or pursuant to valid exemptions therefrom. As of the date hereof, the Company has reserved 1,017,382 shares of Common Stock for issuance to employees, officers, directors and consultants of the Company as may be determined by the Company's Board of Directors from time to time under the Company's 1995 Stock Plan, as amended ("Option Plan"). There are no outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights or agreements, oral or written, for the purchase or acquisition from the Company of any shares of its capital stock or any other securities, except for outstanding options under the Option Plan and the following warrants: (i) in connection with a License Agreement with an unaffiliated company (the "Third Party"), the Company issued a warrant to the Third Party which permits the Third Party to maintain a fully-diluted ownership interest of two percent (2%) or to increase its ownership interest to three percent (3%) at a price ranging from $0.03 to $0.04 per share; this warrant expires in March 1999; (ii) in 1997, the Company issued a warrant to purchase 200,000 shares of Common Stock at $0.05 per share to an officer of the Company; this warrant expires in July 2001. In addition, on July 16, 1998, the Board of Directors approved new non-qualified options to Paul
D. Quadros, Robert E. Sobol, M.D., and William Raschke, Ph.D. as well as a group of consultants currently employed by the Company's potential corporate partner. A total of 804,472 options for shares of common stock were granted to the current management team and a total of 1,465,254 options for shares of common stock were granted to the consultants. All of the option grants are contingent on shareholder approval of a proposed 1998 Stock Option Plan. In addition, the grants awarded to the outside consultants are also contingent upon the execution of consulting agreements on mutually agreeable terms. All of the grants are subject to four year vesting.

     3.5  Validity of Securities: Reservation of Shares. The Notes and
          ---------------------------------------------
Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, the Conversion Shares, when issued, sold and delivered in accordance with the terms of the Notes, and the Warrant Shares, when issued, sold and delivered in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any liens or encumbrances; provided, however, that any of the Notes,
                                    --------  -------
the Warrants, the Conversion Shares or the Warrant Shares may be subject to restrictions on transfer to the extent provided herein or under state and/or federal securities laws. Based in part upon the representations of the Investors in this Agreement, the offer, sale and issuance of the Notes and the Warrants (and the Conversion Shares and Warrant Shares) will be issued in compliance with all applicable federal and state securities laws. The Company has reserved 1,080,000 and 515,000 shares of Common Stock, respectively, for issuance upon conversion of the Notes and exercise of the Warrants issued hereunder. The Company covenants that, so long as any Notes or Warrants remain outstanding, it will at all times reserve and keep available, solely for issuance to the holders of the Notes and Warrants in accordance with this Agreement, shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the issuances contemplated by this Agreement, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     3.6  Governmental Consent. etc. No consent, approval or authorization of or
          -------------------------
designation, declaration or filing with any state or federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes and Warrants (and the Conversion Shares and Warrant Shares), or the consummation of any other transaction contemplated hereby, except the qualification (or the taking of such action as may he necessary to secure an exemption from qualification, if available) under the California Corporate Securities Law and other applicable Blue Sky laws, of the offer and sale of the Notes and Warrants (and the Conversion Shares and Warrant Shares), which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

     3.7  SEC Documents: Parent Financial Statements. The Company has furnished
          ------------------------------------------
or made available to the Investors true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") since January 1, 1996, all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"), which are all the documents (other than preliminary materials) that the Company was required to file with the SEC since such date. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the consolidated financial position of the Company at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no change in the Company's accounting policies except as described in the notes in the Financial Statements.

     3.8  No Material Adverse Change. Since the date of the balance sheet
          --------------------------
included in the Company's most recently filed report on Form 10-Q or Form 10-K, the Company has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets or business of the Company; (b) any amendment or change in the Certificate of Incorporation or Bylaws of the Company; or (c) any damage to, destruction or loss of any assets of the Company (whether or not covered by insurance) that materially and adversely affects the financial condition or business of the Company.

     3.9  Litigation. There is no action, suit, proceeding, claim, arbitration
          ----------
or investigation pending, or as to which the Company has received any notice of assertion against the Company, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                  ARTICLE IV

                Representations and Warranties of the Investors

     Each Investor represents and warrants to the Company, as of the Closing Date and upon conversion of any Notes or exercise of any Warrants, as follows (the Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to as the "Securities"):

     4.1  Authorization. All action on the part of the Investor for the
          -------------
authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

     4.2  Experience/Risk. The Investor is experienced in evaluating and
          ---------------
investing in new companies such as the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities and who is capable of bearing the economic risks of such investment.

     4.3  Investment. The Investor is acquiring the Securities for investment
          ----------
for its own account and not with a view to, or for resale in connection with, any distribution. The Investor understands that the Securities to be acquired have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     4.4  Restricted Securities. The Investor acknowledges that the Securities
          ---------------------
must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the Securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the Securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" and the number of Securities being sold during any three-month period not exceeding specified limitations.

     4.5  Limited Public Market. The Investor understands that only an extremely
          ---------------------
limited public market now exists for the Common Stock and no public market exists for the other Securities issued by the Company and that it is unlikely public market for the Company's Common Stock will develop sufficiently to permit the resale of the Securities or that any such public market will be sustained.

     4.6  Access to Data. The Investor has had an opportunity to discuss the
          --------------
Company's business, management and financial affairs with the Company's management. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

     4.7  Accredited Investor Status. Investor presently does and will as of the
          --------------------------
Closing Date qualify as an "accredited investor" within the meaning of Regulation D(17 C.F.R. (S) 230.501) of the rules and regulations promulgated under the Act.

     4.8  Government Consents. No consent, approval or authorization of or
          -------------------
designation, declaration or filing with any state, federal or foreign governmental authority on the part of Investor is required in connection with the valid execution and delivery of this Agreement by Investor, and the consummation by Investor of the transactions contemplated hereby.

     4.9  Legends. Each certificate representing the Securities shall be
          -------
endorsed with the following legend (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER 1S EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

                                   ARTICLE V

                 Transfer Restrictions; Rights as Stockholder

     5.1  Restrictions on Transfer. Each Investor acknowledges that the
          ------------------------
Securities may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Securities may be
                                   --------  -------
transferred without the prior written consent of the Company in the following transactions:

          (a) A transfer of Securities in whole by a holder who is a natural person during such holder's lifetime or on death by will or intestacy to such holder's immediate family or to any custodian or trustee for the account of such holder or such holder's immediate family. As used herein, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, or sister of the holder.

          (b) A transfer of Securities in whole to the Company or to any stockholder of the Company.

          (c) A transfer of Securities in whole or in part to a person who, at the time of such transfer, is or is an affiliate of an officer or director of the Company.

          (d) A transfer of Securities in whole pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the cor-porate stockholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder.

          (e) A transfer of Securities in accordance with Rule 144 under the Securities Act.

          (f) A transfer of Securities in whole by a holder which is a limited or general partnership to any of its partners or former partners.

     5.2  No Rights or Liability as a Stockholder. Neither the Notes nor the
          ---------------------------------------
Warrants shall entitle the holder thereof to any voting rights or other rights as a stockholder of the Company. No provisions of the Notes or the Warrants, in the absence of affirmative action by the holder thereof to purchase Conversion Shares and/or Warrant Shares, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder as a stockholder of the Company.

                                   ARTICLE VI

                              Registration Rights

     6.1  Registrable Securities. The shares of Common Stock issued or issuable
          ----------------------
upon conversion of the Notes and exercise of the Warrants shall be deemed "Registrable Securities" and the holders of such shares (the "Holders") shall be entitled to registration rights with respect thereto as set forth in this
Article VI.

     6.2  Registration. The Company shall use its commercially reasonable
          ------------
efforts to cause the Registrable Securities to be held by each Holder to be registered under the Securities Act so as to permit the resale thereof, and in connection therewith shall use all commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the "SEC") on or before December 31, 1998, and shall use its commercially reasonable efforts to cause to become effective as soon as practicable thereafter, a registration statement under the Securities Act covering the Registrable Securities; provided, however,
                                                              --------  -------
that each Holder shall provide all such information and materials to the Company and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Such provision of information and materials is a condition precedent to the obligations of the Company to such Holder pursuant to this Article VI. The Company shall not be required to effect more than one (1) registration under this Article VI.

     6.3  Company Obligations. The Company shall (i) keep the registration
          -------------------
statement filed in accordance with Section 6.2 hereof effective until the earlier of (A) One Hundred Eighty (180) days after the registration statement is declared effective by the SEC or (B) such time as all

Registrable Securities included in such registration have been sold thereunder;
(ii) forthwith prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement; (iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Holder may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) provide a CUSIP number, transfer agent and registrar for all Registrable Securities; and (v) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified).

     6.4  Underwriting. If the distribution of the Registrable Securities
          ------------
covered by a registration pursuant to this Article VI is to be effected by means of a firm commitment underwriting, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          (a) The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Company but subject to the approval of a majority in interest of the Holders, which approval shall not unreasonably be withheld. Notwithstanding any other provision of this Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may limit the number of shares of Registrable Securities that may be included in the registration and underwriting, provided that no shares other than Registrable Securities are included in such registration and underwriting. The shares so limited shall be allocated among Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from registration; provided,
                                                                  --------
however, that if by the withdrawal of such Registrable Securities a greater
-------
number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional

Registrable Securities in the same proportion used in determining the underwriter limitation as set forth above.

          (b) If the managing underwriter has not limited the number of Registrable Securities to be underwritten in any registration requested pursuant to Section 6.2, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Initiating Holders which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Initiating Holders. In the event that the managing underwriter excludes some of the securities to be registered in connection with a requested registration pursuant to Section 6.2, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

     6.5  Selling Procedures. Any sale of Registrable Securities pursuant to the
          ------------------
registration statement filed in accordance with Section 6.2 hereof shall be subject to the following conditions and procedures:

          (a)  Updating the Prospectus. If the distribution of the Registrable
               -----------------------
Securities covered by a registration pursuant to this Article VI is not to be effected by means of a firm commitment underwriting, and if the Company informs the selling Holder that the registration statement or final prospectus then on file with the SEC is not current or otherwise does not comply with the Securities Act, the Company shall use commercially reasonable efforts to provide to the selling Holder a current prospectus that complies with the Securities Act on or before the date of the intended sale of the Registrable Securities; provided, however, that no more than once during any ninety (90) day period (the
--------  -------
"Information Delay Period"), the Company shall have the right to delay the preparation of a current prospectus that complies with the Securities Act for up to twenty-five (25) days, if the Board of Directors of the Company or an executive officer of the Company designated by the Board of Directors, acting in good faith, determines that there exists material nonpublic information about the Company which the Board or such officer does not wish to disclose in a registration statement (due to the fact that such disclosure may not be in the best interests of the Company's stockholders) which information would otherwise be required by the Securities Act to be disclosed in the registration statement to be filed pursuant to Section 6.2 above;

          (b)  General. Notwithstanding the foregoing, the Company shall notify
               -------
each Holder (A) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement,
(B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable

Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each Holder, in which case each Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction. The Company shall, upon the occurrence of any event contemplated by clause (D), forthwith prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain as untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.6  Expenses. The Company shall pay all of the out-of-pocket expenses
          --------
incurred, other than underwriting or selling discounts and commissions, in connection with the registration of Registrable Securities pursuant to this
Article VI including, without limitation, all SEC, National Association of Securities Dealers, Inc. and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of the Company's outside counsel and the Company's independent accountants.

     6.7  Indemnification. Prior to filing of a registration statement pursuant
          ---------------
to this Article VI, the Company and any Holder wishing to sell Registrable Securities pursuant to the registration statement shall enter into an agreement containing customary indemnification provisions with respect to misstatements or omissions of material fact contained in such registration statement and in any prospectus contained therein.

                                  ARTICLE VII

                                 Miscellaneous

     7.1  Waivers and Amendments. With the written consent of the holders of a
          ----------------------
majority of the Conversion Shares issued or issuable upon conversion of all outstanding Notes, the obligations of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Notes or the Warrants; provided, however, that (i) all persons affected by
                           --------  -------
such waiver or supplemental agreement are treated in the same manner, unless the record or beneficial holders of all of the Securities consent to such amendment or supplemental agreement, and (ii) no such waiver or supplemental agreement shall reduce the above percentage of holders of Conversion Shares which is required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Securities. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Securities who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

     7.2  Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     7.3  Survival. The representations, warranties, covenants and agreements
          --------
made herein shall survive the execution and delivery of this Agreement and the sale of the Notes and Warrants.

     7.4  Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.5  Entire Agreement. This Agreement and the other documents delivered
          ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     7.6  Severability. In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.7  California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     7.8  Titles and Subtitles. The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.9  Delays or Omissions. It is agreed that no delay or omission to
          -------------------
exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement, the Notes or the Warrants, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

     7.10 Notices. Any notice or report required in this Agreement or permitted
          -------
to be given shall be given by depositing the same in the United States mail, postage prepaid and addressed to the parties as follows: (i) if to the Company, to the attention of the President at the Company's principal address set forth on the first page hereof, with a copy to Herbert P. Fockler, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, and (ii) if to an Investor, to such Investor at such Investor's address as set forth on the Schedule of Investors.

     7.11 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Note and Warrant Purchase Agreement to be duly executed and delivered as of the date first written above.

THE COMPANY:                                   UROGEN CORP.


                                               By: /s/ Paul D. Quadros
                                                  ------------------------
                                                  Paul D. Quadros
                                                  Chief Executive Officer


THE INVESTORS:                                 INVESTOR



                                               By: /s/ Paul D. Quadros
                                                  ------------------------
                                                  Name: Paul D. Quadros
                                                        ------------------
                                                  Title:__________________

     IN WITNESS WHEREOF. the parties have caused this Note and Warrant Purchase Agreement to be duly executed and delivered as of the date first written above.

THE COMPANY:                              UROGEN CORP.


                                          By: ________________________________
                                              Paul D. Quadros
                                              Chief Executive Officer

THE INVESTORS:                            INVESTOR

                                          By: /s/ [SIGNATURE ILLEGIBLE]
                                              --------------------------------
                                              Name: /s/ [SIGNATURE ILLEGIBLE]
                                                    --------------------------
                                              Title:__________________________